                                                                     EXHIBIT 9.2

                        FIRST AMENDMENT TO FIRST AMENDED
                       AND RESTATED INVESTORS' AGREEMENT

         This First Amendment to the First Amended and Restated Investors' Agreement (this "Agreement") dated as of October 14, 1998 is entered into by and among (i) DPC Acquisition Corp. (the "Company"), (ii) Doane Products Company (formerly known as DPC Transition Corp.) ("Doane"), (iii) Summit Capital Inc. ("Summit"), (iv) Summit/DPC Partners, L.P. ("Summit/DPC"), (v) Chase Manhattan Investment Holdings, Inc. ("Chase"), (vi) DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ First ESC, L.L.C., (each of the foregoing in this clause (vi), a "DLJ Entity," and collectively, the "DLJ Entities") (vii) Dartford Partnership, L.L.C. ("Dartford"), (viii) Bruckmann, Rosser, Sherrill & Co., L.P. ("BRS"), (ix) PNC Capital Corp ("PNC"), (x) Windy Hill Pet Food Company, L.L.C. ("Windy Hill L.L.C."), (xi) Baseball Partners and
(xii) the other Persons listed on the signature pages hereto.

                             W I T N E S S E T H :

         WHEREAS, certain stockholders and warrantholders of the Company are parties to or bound by that certain First Amended and Restated Investors' Agreement dated as of August 3, 1998 (the "Original Agreement"); and

         WHEREAS, the undersigned, constituting the holders of more than 75% of the shares of Common Stock of the Company (including the Warrants on an "as-if exercised" basis) desire to amend the Original Agreement on the terms of this Agreement and, except as amended by this Agreement, ratify the terms of the Original Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in exchange for the mutual covenants herein, the parties hereto agree as follows:

                                   AGREEMENTS

1. Defined Terms. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given to them in the Original Agreement.

2.       Amendments.  The Original Agreement is amended as follows:

         (a) Clause (ix) of the definition of "Permitted Transferee" is hereby amended in its entirety to provide as follows:

                 "(ix)    in the case of any other Shareholder, (A) the Issuer,
                 (B) a Person to whom Shares are transferred from such other Shareholder (1) by will or the laws of descent and distribution or (2) by gift without consideration of any kind; provided that in the case of clause (2) preceding such transferee is the
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                 spouse or the lineal descendant, sibling or parent of such
                 Shareholder, (C) a trust that is for the exclusive benefit of such other Shareholder, its Permitted Transferees under (B) above or any institution described in clause (D) following,
                 (D) any institution qualified as tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or
                 (E) a partnership, limited liability company, corporation or other business organization that is "controlled by" (as defined in the definition of the term "Affiliate"), and a majority of capital stock or interests entitled to a majority of all distributions (including liquidating distributions) are owned beneficially by, such other Shareholder and any one or more of the persons described in clauses (B) through (D) preceding."

         (b)     Section 2.1 is hereby amended by adding the following thereto:

                 "(c)     At any time and for so long as the Bridge Parties (as
                 defined in that certain Bridge Financing Agreement dated October 15, 1998 among Windy Hill, the Company, Pet Food Funding, Inc. and The Chase Manhattan Bank (the "Bridge Agreement")) are entitled to appoint an individual to serve on the Board pursuant to the terms of the Bridge Agreement, each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of Common Stock or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) to elect any designee of the Bridge Parties to the Board.

         (c) Section 4.5 is hereby amended by adding a clause (g) at the end of the first sentence of such section, which clause shall provide as follows:

                 "(g) any warrants issued pursuant to the Bridge Agreement and any shares of Common Stock issuable upon exercise of such warrants."

         (d)     The Original Agreement (including the relevant provisions of
Article 5 and Section 6.4) is hereby amended to the extent necessary to allow the Company to honor fully the piggyback and demand registration rights (including the priorities of such rights) and obligations as well as the obligation to file a shelf registration statement, in each case, pursuant to the Bridge Agreement and related documents.

3.       Ratification.    Except as expressly set forth herein, the terms and
provisions of the Original Agreement are hereby ratified and confirmed.

4. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       DPC ACQUISITION CORP.

                                                By: /s/ TR HEIDENTHAL
                                                   -----------------------------
                                                Name: TR Heidenthal
                                                     ---------------------------
                                                Title: Senior VP & CFO
                                                      --------------------------


                                       DOANE PRODUCTS COMPANY

                                                By: /s/ TR HEIDENTHAL
                                                   -----------------------------
                                                Name: TR Heidenthal
                                                     ---------------------------
                                                Title: Senior VP & CFO
                                                      --------------------------

                                       SUMMIT CAPITAL INC.

                                                By: /s/ GEORGE B. KELLY
                                                   -----------------------------
                                                Name: George B. Kelly
                                                     ---------------------------
                                                Title: Chairman
                                                      --------------------------

                                       CHASE MANHATTAN INVESTMENT
                                                HOLDINGS, INC.

                                                By: /s/ Jeffrey C. Walker
                                                   -----------------------------
                                                Name: Jeffrey C. Walker
                                                     ---------------------------
                                                Title: CEO
                                                      --------------------------

                                       BASEBALL PARTNERS

                                                By: /s/ Chris Behrens
                                                   -----------------------------
                                                Name: Chris Behrens
                                                     ---------------------------
                                                Title: GP
                                                      --------------------------





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
                                       SUMMIT/DPC PARTNERS, L.P.

                                                BY: SUMMIT CAPITAL, INC.,
                                                        its General Partner

                                                By: /s/ GEORGE B. KELLY
                                                   -----------------------------
                                                        Name:  George B. Kelly
                                                        Title:   Chairman

                                       DLJ MERCHANT BANKING PARTNERS, L.P.,
                                                a Delaware Limited Partnership

                                                BY DLJ MERCHANT BANKING, INC.
                                                        Managing General Partner

                                                By: /s/ PETER GRAUER
                                                   -----------------------------
                                                Name: Peter Grauer
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------

                                       DLJ INTERNATIONAL PARTNERS, C.V.

                                                BY DLJ MERCHANT BANKING, INC.
                                                        Advisory General Partner

                                                By: /s/ PETER GRAUER
                                                   -----------------------------
                                                Name: Peter Grauer
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------

                                       DLJ OFFSHORE PARTNERS, C.V.

                                                BY DLJ MERCHANT BANKING, INC.
                                                        Advisory General Partner

                                                By: /s/ PETER GRAUER
                                                   -----------------------------
                                                Name: Peter Grauer
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------





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
                                       DLJ FIRST ESC, L.L.C.

                                                By: /s/ PETER GRAUER
                                                   -----------------------------
                                                Name: Peter Grauer
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------

                                       DLJ MERCHANT BANKING FUNDING, INC.

                                                By: /s/ PETER GRAUER
                                                   -----------------------------
                                                Name: Peter Grauer
                                                     ---------------------------
                                                Title: Managing Director
                                                      --------------------------

                                       THE ROSENTHAL 1989 TRUST

                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                       By:          /s/ DICK H. WEBER
                                          --------------------------------------
                                                        Dick H. Weber


                                       By:          /s/ TERRY W. BECHTEL
                                          --------------------------------------
                                                        Terry W. Bechtel


                                       By:          /s/ BOB L. ROBINSON
                                          --------------------------------------
                                                        Bob L. Robinson


                                       By:
                                          --------------------------------------
                                                        Roy E. Hess


                                       By:          /s/ EARL R. CLEMENTS
                                          --------------------------------------
                                                        Earl R. Clements


                                       By:
                                          --------------------------------------
                                                        J. David Heaney

                                       By: /s/ LAURA HAWKINS MANSUR
                                          --------------------------------------
                                                        Laura Hawkins Mansur


                                       By:
                                          --------------------------------------
                                                        Gary L. Rosenthal


                                       By:
                                          --------------------------------------
                                                        Lee H. Rosenthal


                                       By:
                                          --------------------------------------
                                                        Fred A. Rosenthal





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The following signatories are the "Windy Hill Investors:"


                              DARTFORD PARTNERSHIP, L.L.C.

                                        By:    /s/ Ray Chung
                                             --------------------------
                                        Name:  Ray Chung
                                            ---------------------------
                                        Title: Partner
                                             --------------------------


                              BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                        By:    /s/ Stephen C. Sherrill
                                             --------------------------
                                        Name:  Stephen C. Sherrill
                                             ---------------------------
                                        Title: Managing Director
                                              --------------------------


                              PNC CAPITAL CORP

                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------


                              WINDY HILL PET FOOD COMPANY L.L.C.

                                        By:    /s/ Ray Chung
                                           -----------------------------
                                        Name:  Ray Chung
                                             ---------------------------

                                        Title: Executive Vice President
                                             ---------------------------



                                             -----------------------------
                                                    Robert V. Dale


                                              ----------------------------
                                                F. Donald Cowan, Jr.





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                                                --------------------------------
                                                        Donald L. Gadd



                                                --------------------------------
                                                        Henry G. Hurd, Jr.



                                                --------------------------------
                                                        Ben W. McCrory



                                                --------------------------------
                                                        Vaughn R. Oakley



                                                --------------------------------
                                                        Charles Dunleavy





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                                       BCB PARTNERSHIP, BRUCE C.
                                       BRUCKMANN, DONALD J.
                                       BRUCKMANN, PAUL D. KAMINSKI, NAZ
                                       PARTNERSHIP, HAROLD O. ROSSER, H.
                                       VIRGIL SHERRILL, STEPHEN C.
                                       SHERRILL, NANCY A. ZWENG,
                                       ELIZABETH MCSHANE, BEVERLY
                                       PLACE, BY THE FOLLOWING PERSONS:


                                       By: /s/ Stephen C. Sherrill
                                          --------------------------------------
                                           Stephen C. Sherrill, Attorney-in-Fact


                                          /s/ Stephen C. Sherrill
                                       -----------------------------------------
                                           Stepehn C. Sherrill, INDIVIDUALLY





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